UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2021

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39868 (Commission File Number)	86-1791356 (I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL (Address of principal executive offices)	33137 (Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On June 10, 2021, the Company posted on its website presentation materials to be used by the Company at various meetings with institutional investors or analysts commencing after the filing of this Current Report on Form 8-K. A copy of such materials is furnished as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 7.01.

The information contained in this Item 7.01, as well as in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Motorsport Games Inc. presentation materials

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: June 10, 2021	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Motorsport Games Inc. presentation materials

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